Cardinal Ethanol, LLC
Employee Bonus Plan
Amended and Restated for Fiscal Year 2018-19
(Effective 10-1-18)

The purpose in developing and continuing an Employee Bonus Plan is to reward the employees for their contributions that directly impact the financial results of the Company, that reflect a positive safety culture, and to promote teamwork needed to complete desired goals. This year’s Plan is made up of financial and team goals relating to the Company’s financial success, safety, and production efficiency.

For the purposes of the Plan, wages are defined as the amount paid during the defined period and limited to regular pay, overtime, holiday, and paid time off (PTO).

Rules of the Plan:

a)	All plan payouts must be approved by the Board of Directors.

b)	Employee must be employed on the day that the Board approves the payout to be eligible for any bonus payout.

c)	Employee must be working from October 1, 2018 to September 30, 2019 to be eligible for the full bonus.

Financial Goal:

a)
Eligibility for the Financial Goal payout portion of the plan begins at $7,500,000 net income. There will be NO payout under the financial goal section if the Company does not meet this minimum income threshold.

b)	The Financial Goal section is eligible to all employees that meet the eligibility requirements.

c)	Payout for the Financial Goal will be made prior to December 31, 2019 once the fiscal year end results are calculated, reviewed, and approved.

Team Goals:

a)	Team Goals are not subject to a minimum net income requirement.

b)	Payout for the Team Goals will be made quarterly and based on company “Operational Statistics”, Christianson Benchmarking Results, Individual Safety Participation, and Audits.

c)	Employee must be employed on the last day of the quarter and on the day the Board approves the payout to receive any payout from the Team Goals.

d)	Employee does not need to have worked the full quarter to be eligible. Payout will be made once final goal accomplishments are known and have been approved by the Board of Directors.

e)	Team Goal payout is applicable to all employees that meet the eligibility requirements.

Employee Bonus Plan
Financial Goal - Max Payout 10% of eligible wage.

•	Minimum required net profit needed for payout $7.5M (Annual Payout)

–	Payout Level 1…………………………… $ 7,500,000 - $11,999,999 = 5 % payout

–	Payout Level 2…………………………… $12,000,000 - $19,999,999 = 7½% payout

–	Payout Level 3…………………………… $20,000,000 and above = 10% payout

Team Goals - Max Payout 10% of eligible wage.
Team Goal #1 - Improved efficiency and production through increased ethanol yield per bushel ground as compared to industry; based on rankings through Benchmarking surveys. (Quarterly Payout)
Team Goal #2 - Optimize natural gas usage by reducing BTU/gallon. Achieved Natural Gas Usage number will be based on “Operation Statistics” work papers. (Quarterly Payout)
Team Goal #3 - Maximize corn oil yield per bushel of corn ground. Measure will be based on results of rankings through Benchmarking surveys. (Quarterly Payout)
Team Goal #4 - Improve Safety performance. Increase awareness and maintain safety performance. Near Misses will be based on individual reports submitted on time to the EHS Manager. Other Safety criteria are based on individual participation and Bi-Annual Safety Audits. (Quarterly Payout)

•
Goal #1 Lead Rankings for Ethanol Yield based on 12 month rolling average - (Christianson Benchmarking; All Plants, undenatured, moisture adjusted gallons per bushel ground based on corn at 15%) (3% max payout)

1)	Ranking below the top 30%.................……………….... 0% payout

2)	Ranking in the top 30% - 20%...................…………....... 1% payout

3)	Ranking between 20% - 15%...............………………..... 2% payout

4)	Ranking in the top 15%...............……………………….. 3% payout

•	Goal #2 Optimize Natural Gas Usage (BTU per Anhydrous Ethanol Gallon) (2% max payout)

1)	26,500 or more……….………………………………… 0% payout

2)	26,499 - 25,751 …………………………………………. 1% payout

3)	25,750 or less ……………………………………………. 2% payout

•	Goal #3 Improve Corn Oil Yield based on 12 month rolling average - (Christianson Benchmarking; Pounds of Oil per Bushels Ground) (2% max payout)

1)	Ranking below the top 30%…………………………….... 0% payout

2)	Ranking between 30% and 20%………………………… . 1% payout

3)	Ranking in the top 20%.......………………………………. 2% payout

•	Goal #4 Improve Safety Record - Individual Safety Participation; subject to verification and approval by management. (3% max payout)

1)	Safety Committee Meeting and Employee Participation (1% max payout)
Participate in one (1) Safety Committee meeting and one (1) Individual Employee Participation Task from the below menu:

◦	Employee Participation Menu (One item per employee)
Safety Program Area Audit Complete
Non-Routine Task Pre-Work Audit Completed
Lead a Toolbox Talk
Review, update, and complete PSSR activity.
LOTO/Confined Space Program Review
Contractor Observation, Review and Evaluation
Participate and complete an optional Safety Webinar.
Participate on an Internal Control committee.

2)	Near Miss Reporting (complete 2) (1% max payout)

◦	Two (2) Near Miss Reports completed (Plant, Internal Control, Cyber)

3)	Improve ERI Audit Score (based on bi-annual Audit scores/ranking) (1% max payout)
(required a minimum of 1 above to be eligible for item #3)
Q1 Payout = Completion of all non-capital deficiencies highlighted and mentioned in the latest ERI Safety Audit. Completed by October 31, 2018.
Q2 Payout = A Safety Audit Score greater than the previous ERI Safety Audit Score (89.58%).
Q3 Payout = Completion of all non-capital deficiencies highlighted and mentioned in the latest ERI Safety Audit within 90 days of issuance of ERI Safety Audit Report.
Q4 Payout = Minimum Loss Leader Assessment score of 80%.

Grain Department Quarterly Incentive (replaces number 1, 2, & 3 above)
(Deryl, Stephanie, Janel, Ben)
Providing an incentive to the grains department represents one way to allow the grains department to achieve goals that are critical to maintaining customer focus, grain origination, and management of commodity risk associated with corn origination.

•	Goal # 1 - Direct Farm Visits (Individual) (3% max. payout)

1)	Less than three (3) farm visits………………….………………………….. 0% payout

2)	Three (3) to Five (5) farm visits………………..………………………….. 1% payout

3)	Six (6) to Seven (7) farm visits……………………………………………… 2% payout

4)	Eight (8) or more farm visits………………………………………………… 3% payout

•
Goal # 2 - Advanced Marketing Alternative Contracts: Increase revenue by “selling” alternative grain contracts. Contracts included in this goal are: HTAs, Averaging, Bushels Only/Premium Offers, Minimum Priced, Min/Max Priced, Accumulators, and Managed Bushels with annual true-up (Group) (2% max. payout)

1)	Less than 7.5% of all bushels are added value contracts.……......................... 0% payout

2)	7.5% - 10% of all bushels are value added contracts..……………................... 1% payout

3)	Greater than 10% of all bushels are value added contracts…............................ 2% payout

•	Goal # 3 - Grain Trading Revenue (end of year annual true-up) (2% max. payout)

1)	Trading P & L Gross Margin of > $375,000……….……………………........ 1% payout

2)	Trading P & L Gross Margin of > $500,000……….……………………........ 2% payout

•	Goal # 4 - Improve Safety Record: Individual Safety Participation; subject to verification and approval by management. (3% max payout)

1)	Safety Committee Meeting and Individual Employee Participation (1% max payout)
Participate in one (1) Safety Committee meeting and one (1) Individual Employee Participation Task from the below menu:

◦	Individual Employee Participation Menu
Safety Program Area Audit Complete
Non-Routine Task Pre-Work Audit Completed
Lead a Toolbox Talk
Review, update, and complete PSSR activity.
LOTO/Confined Space Program Review
Contractor Observation, Review and Evaluation
Participate and complete an optional Safety Webinar.
Participate on an Internal Control committee.

2) Near Miss Reporting (complete 2) (1% max payout)

◦	Two (2) Near Miss Reports completed (Plant, Internal Control, Cyber)

3) Improve ERI Audit Score (based on bi-annual Audit scores/ranking) (1% max payout)
(required a minimum of 1 above to be eligible for item #3)
Q1 Payout = Completion of all non-capital deficiencies highlighted and mentioned in the latest ERI Safety Audit. Completed by October 31, 2018.
Q2 Payout = A Safety Audit Score greater than the previous ERI Safety Audit Score (89.58%).
Q3 Payout = Completion of all non-capital deficiencies highlighted and mentioned in the latest ERI Safety Audit within 90 days of issuance of ERI Safety Audit Report.
Q4 Payout = Minimum Loss Leader Assessment score of 80%.

Administrative Incentive (replaces 1, 2, & 3 basic Bonus Plan)
(Ashleigh, Jacqueline, Lacy)

Timely completion of financial statement, filings, and investor information is important to maintain a successful, well established image to the customers, the employees and unit holders. Adding incentive goals to the Administration Staff, puts the control and success of those activities into the hands of those who have the biggest impact on completion of them.

Goal #1 - SEC Reporting (3% max payout)
A) Quarter 1 FY 10-K - Close for timely SEC filing and meeting bank and investor expectations/obligations

•	Completion after December 15, 2018 ............................................. 0% payout

•	Completion on or before December 15, 2018 ................................. 1% payout

•	Completion on or before December 1, 2018 .................................... 2% payout

•	Completion on or before Thanksgiving 2018 .................................. 3% payout
B)    Quarters 2, 3, & 4 Quarterly SEC Reporting - Have filing information completed so that Audit Committee meeting takes place 10 days prior to filing deadline
•Audit Committee meeting 2 days prior to deadline...........................    0% payout
•Audit Committee meeting 6 days prior to deadline...........................    1% payout
•Audit committee meeting 10 days prior to deadline............................    3% payout

Goal #2 - Accounting: Preparation of Financial Statements (5 day close) (2% max payout)
•Preliminary Financials ready in 5 days 2 of 3 months.........................    1% payout
•Preliminary Financials ready in 5 days 3 of 3 months .........................    2% payout
Goal #3 - Sarbanes-Oxley: Increase internal controls by reducing findings from Internal Control Audit (2% max payout)
•Four (4) or more Audit findings...........................................................    0% payout
•Two (2) -Three (3) audit findings.........................................................    1% payout
•Less than Two (2) audit findings..........................................................    2% payout
Goal #4 - Improve Safety Record: Individual Safety Participation; subject to verification and approval by management. (All Quarters) (3% max payout)
1) Safety Committee Meeting and Individual Employee Participation (1% max payout)
Participate in one (1) Safety Committee meeting and one (1) Individual Employee Participation Task from the below menu:
◦Individual Employee Participation Menu
Safety Program Area Audit Complete
Non-Routine Task Pre-Work Audit Completed
Lead a Toolbox Talk
Review, update, and complete PSSR activity.
LOTO/Confined Space Program Review
Contractor Observation, Review and Evaluation
Participate and complete an optional Safety Webinar.
Participate on an Internal Control committee.
2) Near Miss Reporting (complete 2) (1% max payout)
•Two (2) Near Miss Reports completed (Plant, Internal Control, Cyber)
3) Improve ERI Audit Score (based on bi-annual Audit scores/ranking) (1% max payout)
(required a minimum of 1 above to be eligible for item #3)

Q1 Payout = Completion of all non-capital deficiencies highlighted and mentioned in the latest ERI Safety Audit. Completed by October 31, 2018.
Q2 Payout = A Safety Audit Score greater than the previous ERI Safety Audit Score (89.58%).
Q3 Payout = Completion of all non-capital deficiencies highlighted and mentioned in the latest ERI Safety Audit within 90 days of issuance of ERI Safety Audit Report.
Q4 Payout = Minimum Loss Leader Assessment score of 80%.

Shared Administration and Grain Incentive (Replaces 1, 2, & 3 of base bonus plan)
(Stephen)
Goal #1 - SEC Reporting (1.5% max payout)
A) Quarter 1 FY 10-K - Close for timely SEC filing and bank/Investor Obligations
•Completion after December 15, 2018..........................................    0% payout
•Completion on or before December 15, 2018.............................    0.5% payout
•Completion on or before December 1, 2018................................    1% payout
•Completion on or before Thanksgiving 2018..............................    1.5% payout
B) Quarters 2, 3, & 4: Quarterly SEC Reporting - Have filing information completed so that Audit Committee meeting takes place 10 days prior to filing deadline
•Audit Committee meeting 2 days prior to deadline....................    0% payout
•Audit Committee meeting 6 days prior to deadline.....................    0.5% payout
•Audit committee meeting 10 days prior to deadline.....................    1.5% payout
Goal #2 - Accounting: Preparation of Financial Statements (5 day close) (1% max payout)
•Preliminary Financials ready in 5 days 2 of 3 months...................    0.5% payout
•Preliminary Financials ready in 5 days 3 of 3 months..................    1.0% payout
Goal #3 - Sarbanes-Oxley: Increase internal controls by reducing findings from Internal Control Audit (1% max payout)
•Four (4) or more Audit findings....................................................    0.0% payout
•Two (2) -Three (3) audit findings .................................................    0.5% payout
•Less than Two (2) audit findings ..................................................    1.0% payout
Goal #4 - Improve Safety Record: Individual Safety Participation; subject to verification and approval by management.
(All Quarters) (3% max payout)
1) Safety Committee Meeting and Individual Employee Participation (1% max payout)
Participate in one (1) Safety Committee meeting and one (1) Individual Employee Participation Task from the below menu:
•Individual Employee Participation Menu
Safety Program Area Audit Complete
Non-Routine Task Pre-Work Audit Completed
Lead a Toolbox Talk
Review, update, and complete PSSR activity.
LOTO/Confined Space Program Review
Contractor Observation, Review and Evaluation
Participate and complete an optional Safety Webinar.
Participate on an Internal Control committee.

2) Near Miss Reporting (complete 2) (1% max payout)
o Two (2) Near Miss Reports completed (Plant, Internal Control, Cyber)

3) Improve ERI Audit Score (based on bi-annual Audit scores/ranking) (1% max payout)
(required a minimum of 1 above to be eligible for item #3)
Q1 Payout = Completion of all non-capital deficiencies highlighted and mentioned in the latest ERI Safety Audit within 90 days of issuance of ERI Safety Audit Report.
Q2 Payout = A Safety Audit Score greater than the previous ERI Safety Audit Score (90.72%).
Q3 Payout = Completion of all non-capital deficiencies highlighted and mentioned in the latest ERI Safety Audit within 90 days of issuance of ERI Safety Audit Report.
Q4 Payout = A Safety Audit Score greater than the previous ERI Safety Audit Score or 93%.

Goal #4 - Direct Farm Visits (Individual) (1.5% max. payout)
1)    Less than two (2) farm visits ..........................................        0% payout
2)    Two (2) farm visits .........................................................        0.5% payout
3)    Three (3) to four (4) farm visits ......................................        1.0% payout
4)    Five (5) or more farm visits.............................................         1.5% payout

Goal #5 - Advanced Marketing Alternative Contracts: Increase revenue by "selling" alternative grain contracts. Contracts included in this goal are: HTAs, Averaging, Bushels Only/Premium Offers, Minimum Priced, Min/Max Priced, Accumulators, and Managed Bushels with annual true-up (Group) (1% max. payout)

1)Less than 7.5% of all bushels are added value contracts...         0% payout
2)7.5% - 10% of all bushels are value added contracts.........    0.5% payout
3)Greater than 10% of all bushels are value added contracts..    1.0% payout

Goal #6 - Grain Trading Revenue (end of year annual true-up) (1% max. payout)
1)Trading P & L Gross Margin of > $375,000 ......................    0.5% payout
2)Trading P & L Gross Margin of > $500,000 .......................    1.0% payout

Personal Incentive (10% additional opportunity available)
Available to the following positions: Production Manager, EHS Manager, Maintenance Manager

These positions will be eligible for an additional 10% payout if they meet certain personal goals. These individual goals will be ones the positioned employee will have a direct impact in achieving the best return to the business.

Production Manager: Personal Goals (annual payout)
Safety - Improve ERI Safety Audit Score (based on last audit score prior to yearend) (2% max payout)

•	Ranking below the 2nd Quartile..............………………………................. 0% payout

•	Ranking in the 2nd Quartile.........……………………………………......... 1% payout

•	Ranking in the 1st Quartile...…………………………………………........ 2% payout

Production - Improve Ranking of Ethanol Yield - (Christianson Benchmarking; All Plants, undenatured, moisture adjusted gallons per bushel ground based on corn at 15%) (2% max payout)

•	Ranking below the top 35%......……………………………………........ 0% payout

•	Ranking in the top 35% - 30%..................……………………................. 1% payout

•	Ranking in the top 30% - 20%.............……..…………………................ 1 ½ payout

•	Ranking in the top 20%................………………………………….......... 2% payout

Production - Maximize Corn Oil Production (Christianson Benchmarking; All Plants, undenatured, moisture adjusted to 15%, pounds per bushel ground.) (2% max payout)

•	Ranking below the top 30%.....................………….…………................ 0% payout

•	Ranking between 30% and 20%...............……..……………................... 1% payout

•	Ranking in the top 20%......................................…………........................ 2% payout

Production - Ethanol Throughput, denatured gallons (3% max payout)

•	Less than 130,000,000 gallons …………………………………………… ..0% payout

•	> 130,000,000 gallons ……………………………………………………...1% payout

•	> 134,000,000 gallons ……………………………………………………..2% payout

•	> 138,000,000 gallons …………………………………………………….. 3% payout

PSM Compliance Program - Identify, Develop, and Track (1% max payout).

•	Identify and Complete ALL PSM required task, capital and non-capital projects, through MOCs, SDRs, PSSRs, etc……………………………………..…… 1% payout

Maintenance Manager: Personal Goals (annual payout)
Safety - Improve ERI Safety Audit Score (based on last audit score prior to yearend) (2% max payout)

•	Ranking below the 2nd Quartile..............………………………................ 0% payout

•	Ranking in the 2nd Quartile.........……………………………………......... 1% payout

•	Ranking in the 1st Quartile...…………………………………………........ 2% payout

Maintenance - Reduction of supply cost (Based on Christianson Benchmarking for “All Plants - Plant Supplies/Repair/Maintenance”) (3% max payout)

•	Ranking outside of the top 20 plants ……………………………. ........... 0% payout

•	Top 20 Benchmarking rank for all plants ……………………….............. 1% payout

•	Leader (top 25% ranking for all plants) …………………………............. 3% payout

Maintenance - Uptime (includes all downtime) (4%)

•	Annual Maintenance Shutdown not to exceed 240 hours…………........... 1% payout

•	Downtime outside of Annual Maintenance Shutdown

–	More than 240 hours downtime…………………………………….. 0% payout

–	240 to 193 hours downtime ………………………………………….. 1% payout

–	192 to 145 hours downtime…………………………………………… 2% payout

–	144 hours downtime or less ………………………………………….. 3% payout

PSM Compliance Program - Identify, Develop, and Track (1% max payout).

•	Identify and Complete ALL PSM required task, capital and non-capital projects, through MOCs, SDRs, PSSRs, etc……………………………………..….. 1% payout

EHS Manager: Personal Goals (annual payout)
Safety - Improve ERI Safety Audit Score (based on last audit score prior to yearend) (3% max payout)

•	Ranking below the 2nd Quartile..............………………………................... 0% payout

•	Ranking in the 2nd Quartile.........……………………………………........... 2% payout

•	Ranking in the 1st Quartile...………………………………………….......... 3% payout

Environmental Compliance - Maintain Permit Parameters (4% max payout)

•	>1 EHS violations resulting in fines (EPA, OSHA, IDEM, etc.) 0% payout

•	1 (one) EHS violations resulting in fines <$10,000 2% payout

•	No EHS violations resulting in fines (EPA, OSHA, IDEM, etc.) 4% payout

PSM Compliance Program - Identify, Develop, and Track (2% max payout).

•	Identify and Complete ALL PSM required task, capital and non-capital projects, through MOCs, SDRs, PSSRs, etc……………………………………..… 2% payout

Safety - Maintain OSHA Required training programs for personnel (1% max payout)

•	Has all OSHA training been completed by 9-30-19?
NO ………………………………………………………………………… 0% payout
YES ………………………………………………………………………… 1% payout

Personal Incentive (10% additional opportunity available)

Available to the following positions: CEO, CFO, Commodity Manager, and Plant Manager

These positions will be eligible for an additional 10% payout. 50% of this payout will be tied to the Production Manager, Maintenance Manager, and the EHS Manager meeting their individual goals. 20% of this payout will be tied to all employee (except for mid managers) average annual score. 30% of this payout will be based on Production improvement.

“Senior Management”: Goals (annual payout) (CEO, CFO, Commodity Manager, Plant Manager)

1)	Leadership/Management/Coaching - Develop and Support Mid-management (5%)
Average completion scores of mid management incentive award times 50% award value.

2)	Staff Development and Training - Develop programs and processes for employee success (2%)
Average earned score of all employees (excluding mid-management) incentive award times 20% award value.

3)	Production & Capacity Goals (Based on Denatured Production) (3%)

1)	Fiscal Year End Production > 130,000,000 MG………………. 1% payout

2)	Fiscal Year End Production > 134,000,000 MG………............. 2% payout

3)	Fiscal Year End Production > 138,000,000 MG………............. 3% payout